SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2000

Dime Bancorp, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-13094	11-3197414
(State or Other Jurisdiction)	(Commission File Number)	(IRS Employer Identification No.)
589 Fifth Avenue New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 326-6170

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5.      Other Events.

        On November 9, 2000, Dime Bancorp, Inc. issued a press release related to a Memorandum Opinion of the Court of Chancery of the State of Delaware, dated November 8, 2000. The press release and related Memorandum Opinion are attached as Exhibits 99.1 and 99.2, respectively, to this current report.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

(a)-(b)	Not applicable.

(c)	Exhibits Required by Item 601 of Regulation S-K

Exhibit Number	Description

99.1	Press Release

99.2	Memorandum Opinion of the Court of Chancery of the State of Delaware

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIME BANCORP, INC. By: /s/ Anthony Burriesci Name: Anthony Burriesci Title: Chief Financial Officer

Date: November 9, 2000

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release

99.2	Memorandum Opinion of the Court of Chancery of the State of Delaware